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EXHIBIT 99.1


                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                        CET ENVIRONMENTAL SERVICES, INC.
                       PURSUANT TO 18 U.S.C. SECTION 1350


         I hereby certify that, to the best of my knowledge, the Quarterly Report on Form 10-QSB of CET Environmental Services, Inc. for the period ending March 31, 2003:

         (1) complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of CET Environmental Services, Inc.




         /s/ Steven H. Davis
-----------------------------------
Steven H. Davis
Chief Executive Officer
May 13, 2003



A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to CET Environmental Services, Inc. and will be retained by CET Environmental Services, Inc. and furnished to the Securities and Exchange Commission upon request.